Exhibit 10.31

                             THE TRAVELERS INC.

          DEFERRED COMPENSATION AND PARTNERSHIP PARTICIPATION PLAN

                     (Effective as of October 14, 1994)


Section 1  Purpose.
           -------

           The purpose of the Plan is to enable each Employer to attract and retain key employees who are expected to contribute to the Employer's success by offering them an opportunity to defer the receipt of compensation, and the opportunity simultaneously to receive currently additional compensation in the form of a Class C Profits Interest.

           The Plan offers each Eligible Employee two alternative methods by which the Eligible Employee may obtain, subject to certain additional credit risks not present in a direct investment, an economic interest in the Fund substantially similar to the acquisition of a Class A Interest. The first method provides the Eligible Employee with a contractual claim against his or her Employer which would largely mirror a direct investment of an amount equal to the Deferral Commitment in a Class A Interest (the "Mirror Option"). The second enables the Eligible Employee to receive currently at the direction of his or her Employer and subject to the restrictions set forth in the Plan, a Class C Profits Interest and interest generally calculated at the AFR Rate on amounts deferred under the Plan (the "Profits Interest Option").

Section 2  Definitions.
           -----------

           2.1 "Accounts" means a Participant's AFR Account or TRV Account, as the case may be, and the Participant's T-Bill Account.

           2.2 "Advance" means the amount by which an Employer's capital contributions, if any, in respect of its Class A Interest or AFR Capital Interest exceeds the amount of the Participant's deferrals credited to his or her TRV or AFR Account.

           2.3 "AFR Account" means, with respect to any Participant as to whom such an account is established, a book entry account established pursuant to and administered in accordance with Section 5.

           2.4 "AFR Capital Interest" when used in the context of any Participant's interests under the Plan means the AFR Capital Interest in the Fund acquired by the Participant's Employer which is associated with the Participant's Class C Profits Interest.

           2.5 "AFR Rate" means a rate of interest equal to the long-term applicable federal rate (as defined in Section 1274(d) of the Code), compounded annually, in effect on the date on which capital is first contributed by any partner to the Fund.

           2.6  "Board" means the Board of Directors of the Corporation.

           2.7  "Cause" shall mean (i) the willful failure by the
                                    -
Participant to perform substantially the Participant's duties as an employee of an Employer (other than due to physical or mental illness) after reasonable notice to the Participant of such failure, (ii) the
                                                             --
Participant's engaging in serious misconduct that is injurious to any Employer, (iii) the Participant's having been convicted of, or entered a
           ---
plea of nolo contendere to, a crime that constitutes a felony, (iv) the
        ---- ----------                                         --
breach by the Participant of any written covenant or agreement not to compete with any Employer or (v) the breach by the Participant of his or
                              -
her duty of loyalty to any Employer which shall include, without limita-tion, (A) the disclosure by the Participant of any confidential information
       -
pertaining to any Employer, (B) the harmful interference by the Participant
                             -
in the business or operations of any Employer, (C) any attempt by the
                                                -
Participant directly or indirectly to induce any employee, agent or broker of any Employer to be employed or perform services elsewhere, or (D) any
                                                                  -
attempt by the Participant directly or indirectly to solicit the trade of any customer or prospective customer or supplier of any Employer.

           2.8 "Class A Interest" when used in the context of any Participant's interests under the Plan means the Class A Interest in the Fund which is the basis for determining the value of the Participant's TRV Account.

           2.9 "Class C Profits Interest" with respect to each Participant who executes a Subscription Agreement means a Class C Profits Interest in the Fund transferred to such Participant pursuant to Section 4.

           2.10 "Code" means the Internal Revenue Code of 1986, as amended.

           2.11  "Committee" means the Annuity Board of the Corporation.

           2.12 "Corporation" means The Travelers Inc. or any successor thereto.

           2.13  "Default" has the meaning ascribed thereto in Section 8.1.

           2.14 "Deferral Commitment" with respect to each Participant means the total amount of compensation the Participant commits to defer under the Plan.

           2.15 "Deferral Election" means the election made by an Eligible Employee to defer receipt of compensation pursuant to Section 3 of the Plan.

           2.16 "Disability" means the Participant's inability to perform the duties of his employment due to disability as determined in accordance with the terms of the long-term disability plan in which the Participant participates (or is eligible to participate).

           2.17  "Effective Date" means October 14, 1994.

           2.18 "Eligible Employee" means for the purpose of this Plan, an officer, director or employee of any Employer or person on retainer* who participates in The Travelers Capital Accumulation Plan, unless such person is on retainer and meets the requirements to be an eligible employee as set forth in the Confidential Private Placement Memorandum for the Fund.

           2.19 "Employer" means the Corporation and any of its majority-owned subsidiaries which adopts the Plan with respect to its employees with the consent of the Corporation.



- - --------------------

* Persons on retainer include qualified independent contractors operating under Independent Contractor Agreements with RCM Acquisition Inc. or the Basic Agreements with Primerica Financial Services, Inc.

           2.20 "Fair Market Value" as of any date shall mean the value of a Participant's Class C Profits Interest or an Employer's Class A Interest on the valuation date of the Fund coinciding with or immediately preceding the date of determination.

           2.21  "Fund" means the TRV Employees Fund, L.P.

           2.22  "Mirror Option" has the meaning ascribed thereto in
Section 1.

           2.23 "Participant" means any Eligible Employee who makes a Deferral Election.

           2.24 "Partnership Agreement" means the agreement governing the rights and obligations of partners (including each Employer and each Participant who becomes a partner in accordance with Section 4 hereof) in the Fund, as in effect from time to time.

           2.25 "Plan" means The Travelers Inc. Deferred Compensation and Partnership Participation Plan, as in effect and as may be amended from time to time.

           2.26 "Profits Interests Option" has the meaning ascribed thereto in Section 1.

           2.27 "Retirement" means the voluntary termination of a Partici-pant's employment as a result of the Participant's good faith intention to leave his or her business or profession.

           2.28 "Series" means all limited partnership interests in the Fund which are subscribed for on the same day.

           2.29 "Subscription Agreement" with respect to any Participant who elects to receive a Class C Profits Interest means a three party agreement among the general partner of the Fund, the Participant and the Participant's Employer pursuant to which the Employer shall cause a Class C Profits Interest to be transferred to the Participant and the Participant undertakes certain commitments as a partner in the Fund, including, without limitation, the obligation to pay to the Fund an amount equal to any net losses realized by the Fund which are allocated to the Participant in respect of the Class C Profits Interest.

           2.30 "T-Bill Account" means with respect to each Participant a book entry account established pursuant to and administered in accordance with Section 5.

           2.31 "TRV Account" means, with respect to any Participant as to whom such an account is established, a book entry account established pursuant to and administered in accordance with Section 5.

Section 3  Participation.
           -------------

           3.1  Initial Election to Participate.  Not later than 30 days
                -------------------------------
after the Effective Date, an employee who is an Eligible Employee at the Effective Date may elect to defer receipt of up to that amount of compensation that an Employer shall permit to be deferred hereunder. An employee who becomes an Eligible Employee after the Effective Date may elect, not later than 30 days after becoming eligible to participate, to defer receipt of up to that amount of compensation that an Employer shall permit to be deferred hereunder.

           3.2 Committee Discretion.  At any time after the applicable
               --------------------
period specified in Section 3.1, the Committee may permit an Eligible Employee to elect prior to the commencement of any period of service (or at such other time or times and subject to such other conditions as the Committee may specify) to defer receipt of up to that amount of compensation otherwise payable to the Eligible Employee in respect of such services that an Employer shall permit to be deferred hereunder. Notwithstanding the preceding sentence, unless the Committee otherwise determines, no Eligible Employee shall be eligible to participate in the Mirror Option or the Profits Interest Option unless there is a closing of the Fund which takes place at least 30 days (or such greater or lesser period as the Committee shall determine) after the date as of which such Eligible Employee files his or her election to participate in the Plan.

           3.3 Form and Terms of Election.  A Deferral Election shall be
               --------------------------
made by written notice on a form approved by the Committee and shall be effective only when filed with the Committee. Each Deferral Election shall only apply with respect to compensation that the Participant does not have the right to receive at the time of the election, and shall specify the amount of the Participant's Deferral Commitment, the type of compensation to be deferred (i.e., salary, bonus or commissions, or any combination of
                ----
the foregoing) and the
portion of the Deferral Commitment to be satisfied from each type of compensation. In determining the amount of his or her Deferral Commitment, a Participant should consider all relevant aspects of the Plan, including, without limitation, (i) the Committee's control over the timing of
                     -
distributions pursuant to Section 6, (ii) the generally limited
                                      --
availability of any hardship withdrawals pursuant to Section 6.3 and (iii)
                                                                      ---
the consequences of failing to satisfy such Deferral Commitment as described in Section 7.3. Unless otherwise determined by the Committee, any election to defer compensation hereunder shall continue in effect during the period of the Participant's employment with any Employer until the Participant's Deferral Commitment has been satisfied in full. The Corporation may, from time to time and at any time, establish a minimum amount (which may be stated as a percentage of a class of compensation eligible for deferral hereunder) that may be deferred by any Eligible Employee.

           3.4  Timing of Deferrals.  The Corporation shall determine the
                -------------------
time or times at which amounts are to be deferred in accordance with a Participant's Deferral Election. The Corporation shall specify the manner and timing of deferrals in the Deferral Election or otherwise identify the manner and timing of deferrals in writing to the Participant prior to the time at which the Participant makes his Deferral Election.

           3.5 Investment Election.  (a)  Choice of Options.  Each
               -------------------        -----------------
Participant shall irrevocably elect in his or her Deferral Election whether his or her interest under the Plan will be invested (i) solely in a T-Bill
                                                     -
Account, (ii) pursuant to the Mirror Option, or (iii) pursuant to the
          --                                     ---
Profits Interest Option. A Participant who completes a Deferral Election but does not specify an investment election shall be deemed to have selected the investment choice described in subclause (i) of the preceding sentence.

           (b)  Subscription Agreement Required.  Each Participant who
                -------------------------------
elects to participate in the Profits Interest Option shall be required to execute and deliver a Subscription Agreement, which shall provide that, as a condition to the receipt of the additional compensation represented by the Class C Profits Interest described in Section 4 below, the Participant agrees (i) to make a timely recognition election under Section 83(b) of the
        -
Code with respect to the transfer of the Class C Profits Interest, based on the value thereof identified by his or her

Employer, (ii) to become a party to and be bound by the terms of the
           --
Partnership Agreement and (iii) to execute any documents related to such
                           ---
Class C Profits Interest and to provide such information as is requested by the general partner of the Fund or its duly appointed agent.

Section 4  Class C Profits Interest.
           ------------------------

           Each Employer shall cause a Class C Profits Interest to be transferred to each Eligible Employee that executes a Subscription Agreement at the same time as the Participant's Employer acquires the AFR Capital Interest. An Employer shall advise a Participant of the value such Employer has assigned to such Class C Profits Interest to enable the Participant to timely file the required recognition election under Section 83(b) of the Code with respect to the Class C Profits Interest. A Participant's rights with respect to any such Class C Profits Interest shall be subject to the terms and conditions set forth in this Plan, the Subscription Agreement and the Partnership Agreement including, without limitation, Section 7 hereof (relating to termination of employment).

Section 5  Accounts.
           --------

           5.1  Accounts.  (a)  Establishment of Accounts.  Each Employer
                --------        -------------------------
shall establish a T-Bill Account for each of its Eligible Employees who has made a Deferral Election. Each Employer shall also establish a TRV Account for each of its Eligible Employees who has elected the Mirror Option. Each Employer shall also establish an AFR Account for each of its Eligible Employees who has elected the Profits Interest Option.

           (b)  Transfers to TRV and AFR Accounts.  The amount deferred
                ---------------------------------
pursuant to a Participant's Deferral Election shall initially be credited to the Participant's T-Bill Account. At the time an Employer makes a capital contribution to the Fund in respect of its AFR Capital Interest or its Class A Interest, the lesser of (i) the balance in the Participant's T-
                                     -
Bill Account or (ii) an amount equal to the amount of the Employer's
                 --
capital contributions shall be transferred from the Participant's T-Bill Account to the Participant's AFR Account or TRV Account. If the amount of capital contributed by the Participant's Employer to the Fund in respect of the Class A Interest or the AFR Capital Interest exceeds the balance in a Participant's T-Bill Account, any amounts thereafter credited to the Participant's T-Bill Account shall be immediately transferred to the Participant's TRV Account or AFR Account, as the case may be, until the amount transferred to such Account is equal to the amount of the Employer's capital contributions.

           (c)  Transfers from Fund and AFR Accounts.  Unless the Committee
                ------------------------------------
otherwise determines, whenever an Employer receives a distribution from the Fund on or in respect of its AFR Capital Interest or Class A Interest, as the case may be, an amount equal to the amount distributed to such Employer shall be transferred from the Participant's AFR Account or TRV Account, as the case may be, to the Participant's T-Bill Account.

           5.2  Interest Deemed Credited on T-Bill and AFR Accounts.  A
                ---------------------------------------------------
Participant's T-Bill Account shall be credited with interest at the end of each calendar month at a rate equal to the average of the means between the bid and asked 30-day U.S. Treasury Bill Rate as of the last trading day of each week during such month as quoted by the government securities trading desk of Smith Barney Inc., based on the average amount credited to such Account during such month. A Participant's AFR Account at any time shall be credited with interest as of the last day of each calendar year at the AFR Rate, based on the number of days in the relevant period during which each amount was credited to such AFR Account, provided that in the case of
                                              -------------
any amount transferred or distributed from the AFR Account during the calendar year, interest shall be credited as of the date of such transfer or distribution. Notwithstanding anything else contained herein to the contrary, a Participant's AFR Account shall be reduced as of the date of any transfer or distribution from the AFR Account by the amount transferred or distributed from such AFR Account (plus any interest credited thereon pursuant to the preceding sentence).

           5.3  Earnings on TRV Account.  Except as otherwise provided in
                -----------------------
Section 7.3, a Participant's TRV Account shall be deemed to be credited, as of the date of each audited financial statement of the Fund, as though the Participant had made a capital commitment as a partner in the Fund in an amount equal to the amount of his or her Deferral Commitment under the Plan. Notwithstanding the foregoing, the Participant's TRV Account shall be reduced

     (x)   in respect of any Advance by an amount equal to the lesser of

           (1) the amount that would have been transferred but for the operation of this clause (x), and

           (2) an amount equal to the following: (i) the sum of the
                                                  -
               products, for each calendar year
               during which the Plan is in effect, of (A), (B) and (C) below minus (ii) the sum of the amounts, if any, by which
                            --
               the Participant's TRV Account has previously been reduced pursuant to this subclause (x). For purposes of this subclause (x):

               (A)  is the AFR Rate,

               (B)  is the average amount of any Advance and

               (C) is a fraction, the numerator of which is the number of days in such calendar year during which the amount described in subclause (B) was greater than zero and the denominator of which is 365; and

     (y) by any amount transferred or distributed from such TRV Account pursuant to the terms of the Plan (i) since the last date as of
                                              -
           which any earnings were credited to (or losses were charged against) such TRV Account in accordance with this Section 5.3 or
           (ii) that relates to the amount of any distribution on the Class
            --
           A Interest which the Employer was required to return to the Fund.

Section 6  Distributions.
           -------------

           6.1  Distributions from a Participant's T-Bill Account.  Except
                -------------------------------------------------
to the extent otherwise expressly provided herein, no distribution shall be made from a Participant's T-Bill Account until the earlier of (i) the tenth
                                                               -
anniversary of the Effective Date (or such later date as is specified by a Participant in the applicable Deferral Election form or in such other manner as the Committee shall permit from time to time) or (ii) any date
                                                            --
determined by the Committee, in its discretion, which is at least one year after the date as of which the corresponding compensation was deferred. In making a determination under the preceding sentence, the Committee may take into consideration any factors it deems relevant, including, without limitation, whether the Participant has completed his or her Deferral Commitment. Unless otherwise determined by the Committee, any distribution from a Participant's T-Bill Account shall be made in a single lump sum in cash as soon as practicable following the date such distribution is first payable under the preceding sentence. Notwithstanding anything else herein to the contrary, if a Participant has received a

Class C Profits Interest which, at the time an amount would otherwise be distributable hereunder, is (or, if the Participant's employment were then to terminate, would be) subject to repurchase by the Participant's Employer pursuant to Section 7, unless otherwise determined by the Committee, no distribution shall be made from the Participant's T-Bill Account until the earlier to occur of the following events: (i) the transfer from the
                                           -
Participant's T-Bill Account to the Participant's AFR Account of an aggregate amount at least equal to the Participant's Deferral Commitment and (ii) the repurchase by the Participant's Employer of all or a portion
     --
of the Participant's Class C Profits Interest pursuant to Section 7.

           6.2  No Distributions from TRV Account or AFR Account.  Unless
                ------------------------------------------------
the Committee shall otherwise determine, no amount shall be distributed to a Participant from the Participant's TRV Account or AFR Account; instead, amounts shall be transferred from a Participant's TRV Account or AFR Account, as the case may be, to the T-Bill Account as described in Section
5.1 above. If the Committee permits a distribution from a Participant's TRV Account or AFR Account, the Committee shall determine the time or times and the form of such distribution.

           6.3  Hardship Withdrawals.  Hardship withdrawals may be allowed
                --------------------
at the sole discretion of the Committee with the consent of the Participant's Employer (which consent may be withheld for any reason), but it is intended and expected that hardship withdrawals will generally not be permitted.

           6.4  Limitation on Distributions.  Notwithstanding anything in
                ---------------------------
this Section 6 to the contrary, no distribution shall be made hereunder if a Participant's Employer is subject to the provisions set forth in Appendix A and the distribution cannot be made under such Appendix.

Section 7  Termination of Employment.
           -------------------------

           7.1  Termination for Cause.  If at any time a Participant's
                ---------------------
employment is terminated for Cause (or, if after the date of such Participant's termination of employment, but prior to the date the Participant's Accounts are fully distributed, the Committee determines that the Participant has engaged in conduct which, had he remained employed, would have permitted such employment to be terminated for Cause), the Participant's Employer shall have the right (i) in the case of a
                                             -
Participant who has received a

Class C Profits Interest, to purchase, and the Participant (or, in the event of the Participant's death, the Participant's beneficiary or legal representative) shall be obligated to sell to the Employer, the Participant's Class C Profits Interest for one dollar ($1) and (ii) in the
                                                                --
case of a Participant who has an interest in a TRV Account, either to (A)
                                                                       -
transfer the balance in the Participant's TRV Account as of the date of such termination to the Participant's T-Bill Account or (B) cancel the
                                                         -
balance in the Participant's TRV Account and distribute to the Participant all amounts deferred under the Plan pursuant to the Participant's Deferral Election (net of any prior distributions to the Participant), plus an amount equal to the undistributed interest and dividends on the Employer's Class A Interest related to such Participant's deferrals actually made.

           7.2  Termination Due to Death, Disability or Retirement.
                --------------------------------------------------
Notwithstanding anything else contained in the Plan to the contrary, in the event that a Participant's employment terminates due to death, Disability or Retirement, such Participant (or his or her beneficiary or legal representative) may request in writing, not later than 90 days following such termination, that the Participant's Employer (i) in the case of a
                                                   -
Participant who has received a Class C Profits Interest, purchase the Participant's Class C Profits Interest at its Fair Market Value as of most recent Valuation Date prior to the Participant's termination of employment and (ii) in the case of a Participant who has an interest in a TRV Account,
     --
transfer from the Participant's TRV Account to his or her T-Bill Account an amount equal to the Fair Market Value (as of the most recent Valuation Date prior to the Participant's termination of employment) of the Employer's Class A Interest in the Fund associated with the Participant's TRV Account. An Employer shall have 60 days after receipt of a request by a Participant (or his or her beneficiary or legal representative) pursuant to this
Section 7.2 to notify the Participant (or the Participant's beneficiary or representative) whether it will purchase the Participant's Class C Profits Interest or effect the transfer to the T-Bill Account, as the case may, as contemplated in the preceding sentence. If such Employer elects to purchase a Participant's Class C Profits Interest, it shall purchase such interest and pay the purchase price to the seller within 30 days of so electing. Upon the purchase by the Employer of a Participant's Class C Profits Interest pursuant to this Section 7.2, the balance in the Participant's AFR Account shall be transferred to the Participant's T-Bill Account. If a Participant's Employer elects to effect the requested transfer to a Participant's T-Bill Account it shall effect such transfer as soon as practicable after notifying the Participant (or the Participant's beneficiary or representative) that it will effect such transfer.

           7.3  Termination Prior to Satisfying Deferral Commitment.  (a)
                ---------------------------------------------------
Repurchase of Class C Profits Interests.  If the employment of a
- - ---------------------------------------
Participant who has a Class C Profits Interest is terminated for any reason other than those specified in Sections 7.1 and 7.2 prior to satisfying his or her Deferral Commitment, the Participant's Employer will purchase the portion of the Eligible Employee's Class C Profits Interest attributable to the unpaid deferral for $1. This will result in the Eligible Employee having a Profits Interest in Fund investments within an applicable Series that are made during the period when the Eligible Employee contributed to the Plan, based upon the ratio of the Eligible Employee's deferred amount attributable to a Series to total capital contributed to the Fund within the Series during the same period.

           (b)  Limitation of TRV Account.   In the event that the
                -------------------------
employment of a Participant who has a TRV Account is terminated for any reason other than those specified in Sections 7.1 and 7.2 prior to satis-fying his or her Deferral Commitment hereunder, the balance in the Eligible Employee's TRV Account will be determined solely with respect to Fund investments within an applicable Series that are made during the period that the Eligible Employee contributed to the Plan, based upon the ratio of the Eligible Employee's amount deferred within the Series to total capital contributed to the Partnership within the Series during the same period.

           (c)  Remedy for Breach of Deferral Commitment.  If at the time a
                ----------------------------------------
Participant terminates his or her employment  (i) the Participant has not
                                               -
fulfilled his or her obligation to make the Deferral Commitment, and (ii)
                                                                      --
the amount, if any, of the Participant's Employer's capital contributions in respect of its Class A Interest or AFR Capital Interest exceeds the amount of the Participant's deferrals, such Employer may, in its discretion, put to the Participant for purchase, and the Participant shall purchase for cash the portion of such Employer's Class A Interest or AFR Capital Interest attributable to such excess contributions in accordance with the procedures set forth in Sections 8.2 and 8.3.

Section 8  Default.
           -------

           8.1 The failure to defer compensation at the time and in the amount required by the Plan shall constitute a default and a material breach of the Plan by the Participant (a "Default"). In the event that a Participant who has a Class C Profits Interest commits a Default, the Participant will only have a Profits Interest in Fund investments within an applicable Series that are made during the period when the Eligible Employee contributed to the Plan, based upon the ratio of the Eligible Employee's deferred amount attributable to a Series to total capital contributed to the Fund within the Series during the same period. This reduction in the Participant's Profits Interest in the Fund will occur by having the Employer purchase for $1 the rights represented by the Participant's Class C Profits Interest attributable to the unpaid deferral. In the event that a Participant who has a TRV Account commits a Default, the Participant will only have an interest in Fund investments within an applicable Series that are made during the period when the Eligible Employee contributed to the Plan, based upon the ratio of the Eligible Employee's deferred amount attributable to a Series to total capital contributed to the Fund within the Series during the same period.

           8.2 If at the time of Default the amount, if any, of the Participant's Employer's capital contributions in respect of its Class A Interest or AFR Capital Interest exceeds the amount of the Participant's deferrals, such Employer may, in its discretion, put to the Participant for purchase, and the Participant shall purchase for cash the portion of such Employer's Class A Interest or AFR Capital Interest attributable to such excess contributions.

           8.3 The purchase price for such portion of the Employer's Class A Interest or AFR Capital Interest shall equal the sum of (i) and (ii) where:

     (i) is the amount by which the Employer's capital contributions to the Fund exceeds the aggregate amount deferred by the Participant pursuant to his or her deferral Commitment,

     (ii) is an amount equal to the sum of the products, for each calendar during which the Employer's capital contributions at any time exceeded the amount of the Participant's deferrals, of (x), (y) and (z), where:

           (x) is the AFR Rate;

           (y) is the average amount, if any, by which the Employer's capital contributions, if any, in respect of its Class A Interest or AFR Capital Interest exceeds the amount of the Participant's deferrals credited to his or her TRV Account or AFR Account; and

           (z) is a fraction, the numerator of which is the number of days in such calendar year during which the amount described in subclause (y) was greater than zero and the denominator of which is 365.

The Employer's right to put such portion of its Class A Interest or AFR Capital Interest to the Participant shall be exercised, if at all, by giving written notice to the Participant of its intention to put such Interest to the Participant for purchase as of a date not less than 10 days after the date the Employer sends written notice of such exercise to the Participant. If the Participant fails to purchase such Interest from the Employer within 5 business days of the date specified in such notice, the purchase price for such Interest will increase on a daily basis at a rate equal to the AFR Rate, with such increase to be compounded annually on the anniversary of the date of the original notice. Notwithstanding anything else contained herein to the contrary, if the Participant does not purchase the Interest within the time period stated in the put notice, the Employer may elect at any time, upon written notice to the Participant, not to sell the Interest to the Participant.

Section 9  Transferability.
           ---------------

           Neither a Participant nor such Participant's beneficiary shall have the right or power to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such Participant's or beneficiary's Accounts, other than in accordance with Section 11.3. The Participant's or beneficiary's interest in the Participant's Accounts shall also not be subject to seizure for the payment of any debt, judgment, alimony or separate maintenance or be transferable by the operation of law in the event of the Participant's or any beneficiary's bankruptcy or insolvency. A Participant or his beneficiary shall be able to transfer or encumber his or her Class C Profits Interest to the extent permitted pursuant to the Partnership Agreement, provided that the Participant agrees to have the transferee
           -------- ----
acknowledge that the transfer does not in any way impair the rights of a Participant's Employer pursuant to Section 7.

Section 10  Administration.
            --------------

           10.1  Administration.  The administrator of the Plan shall be
                 --------------
the Committee. The Committee shall have the authority, subject to the terms of the Plan, to interpret the Plan; to determine the amount of benefits payable to each Participant under the Plan; to adopt, amend and rescind rules and regulations for the administration of the Plan; and to make all determinations necessary or advisable for the administration of the Plan. In the exercise of its discretion hereunder, the Committee may treat different Participants, including similarly situated Participants, differently, and may treat the same Participant differently at different times. Any action taken or decision made by the Committee in connection with the Plan, including, without limitation, the interpretation by the Committee of any provision of the Plan, shall be final and binding on each affected Employee and any Participant and any persons claiming thereunder.

           10.2  Actions by the Corporation or an Employer.  The
                 -----------------------------------------
Corporation shall be the sponsor of the Plan, and any action taken by the Corporation (or any of its officers, directors or agents, including the members of the Board, but excluding the members of the Committee solely when acting for the Committee) shall be taken solely in such capacity. Any action required or permitted to be taken by the Corporation pursuant to the Plan may be taken by any authorized officer without further action of the Board or the board of directors of any such Employer (or any committee thereof). In no event shall the consent of any other Employer be required with respect to any action (including any discretionary action) taken by the Corporation or any of its officers, directors or agents, including the members of the Board, pursuant to or in accordance with the terms of the Plan.

Section 11  Amendment and Termination.
            -------------------------

           The Board or the Senior Vice President of Human Resources of the Corporation may from time to time and at any time alter, amend, suspend, discontinue, or terminate this Plan. Each Employer may at any time elect to suspend, discontinue or terminate its participation in the Plan as to its own Eligible Employees. Notwithstanding the two immediately preceding sentences, no action with respect to the amendment or termination of the Plan (or of any Employer as to its participation in the Plan) shall reduce any Participant's accrued rights under the Plan without his or her consent, except as may otherwise be required by law.

Section 12  Miscellaneous.
            -------------

           12.1  Withholding.  Any payment made or other compensation
                 -----------
provided under the Plan shall be reduced by any amounts required to be withheld or paid with respect to such payment or compensation under all applicable federal, state and local tax and other laws and regulations which may be in effect as of the date of such payment.

           12.2  No Right to Continued Employment.  Nothing in the Plan or
                 --------------------------------
any agreement entered into under the Plan shall be construed as providing any Participant or other employee with the right to continue in the employ of any Employer.

           12.3  Beneficiary Designation.  A Participant may appoint a
                 -----------------------
beneficiary, on a form supplied by the Committee, to receive payments with respect to his or her account in the event of such Participant's death prior to the payment of all amounts the Participant is entitled to receive hereunder and may change such beneficiary designation by written notice the Committee received prior to the Participant's death. If no such beneficiary designation is in effect at the date of the Participant's death, the Participant's beneficiary shall be the legal representative of his or her estate.

           12.4  No Rights to Corporate Assets.  The Plan is an unfunded
                 -----------------------------
plan of deferred compensation and nothing in the Plan shall give a Partici-pant, the Participant's beneficiaries or any other person any interest of any kind in the assets of any Employer or its affiliates (including, without limitation, any AFR Capital Interest or Class A Interest) or create a trust or fiduciary relationship of any kind between any Employer and any such person. Notwithstanding anything in the Plan to the contrary, nothing in this Plan shall be construed to limit the right of such Employer to transfer or encumber any AFR Capital Interest or Class A Interest it shall hold from time to time to the extent permitted under the terms of the Partnership Agreement. The obligations hereunder to any Participant shall be the sole responsibility of the Participant's Employer and no other Employer shall be deemed by reason of becoming a sponsor of this Plan to have assumed any liability or responsibility therefor, or to guarantee the payment or performance by any such other Employer.

           12.5  Limited Recourse.  Notwithstanding any provisions of
                 ----------------
section 11.4 to the contrary, if an Employer as to which Appendix A is applicable acquires a Class A Interest, a Participant's claim with respect to his TRV Account shall be enforceable solely against such Class A Interest (and any proceeds therefrom) and not as against any other asset of such Employer. Without limiting the generality of the preceding sentence, if an Employer establishes a grantor trust subject to the claims of its creditors and transfers a Class A Interest to that trust or has the trust acquire such a Class A Interest, a Participant shall look solely to the assets of such trust to enforce his or her claims with respect to his or her TRV Account. Nothing in this Section 11.5 should be construed to provide any Participant any security or other preferred interest in any Class A Interest, or to limit in any way the ability of any other creditor of an Employer to claim against such Class A Interest or any trust established to hold any Employer's Class A Interest or AFR Capital Interest.

           12.6  No Limit on Corporate Actions.  Except as otherwise
                 -----------------------------
provided in Section 11 or Appendix A, nothing contained in the Plan shall prevent any Employer from taking any action which is deemed by such Employer to be appropriate or in its best interest, whether or not such action would have any adverse effect on the Plan or any Participant's interests under the Plan. No Participant, beneficiary or other person shall have any claim against any Employer as a result of any such action.

           12.7  No Obligation to Acquire Class A Interest.
                 -----------------------------------------
Notwithstanding anything else contained in this Plan to the contrary, no Employer shall be obligated to acquire any Class A Interest. For purposes of the Plan, the rights of each Participant who has a TRV Account shall be determined as though such Class A Interest had been acquired by the Employer.

           12.8  Compliance With Applicable Laws.  No Employer shall be
                 -------------------------------
required to take any action, including the making of any payment under the Plan, if such action would violate any applicable federal or state law. Each Employer shall use its best efforts to effect compliance with such laws, including taking all reasonable actions necessary to obtain any required consents.

           12.9  Right of Offset.  Notwithstanding anything else contained
                 ---------------
in this Plan to the contrary, as a condition of participation in the Plan and of receipt by a Participant of a Class C Profits Interest hereunder, each Participant agrees and acknowledges that any amount due from his Employer may, at the discretion of the Employer, be reduced to the maximum extent permitted by applicable law by any and all amounts due and owing from the Participant to the Employer.

           12.10  Governing Law.  All rights and obligations under the Plan
                  -------------
shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of New York. Titles and headings to sections are for the purpose of reference only, and in no way limit or otherwise affect the meaning or interpretation of any provision of the Plan.


                         The Travelers Inc.